UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 17, 2005

                               PLIANT CORPORATION
        -----------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              Utah                     333-40067               87-0496065
       ------------------       ------------------------  ----------------------
         (State or Other        (Commission File Number)      (IRS Employer
 Jurisdiction of Incorporation)                           Identification Number)

                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
               (Address of Principal Executive Offices) (Zip Code)

                          (847) 969-3300 (Registrant's
                     telephone number, including area code)

                                      N.A.
          (Former Name or Former Address if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|  Written communications pursuant to Rule 425 under the Securities Act

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 17, 2005, Pliant Corporation entered into a Second Supplemental Indenture with respect to each of the Indentures, dated May 31, 2000 and April 10, 2002, as amended, among Pliant Corporation, certain subsidiaries of Pliant Corporation and The Bank of New York, as trustee, governing Pliant Corporation's 13% Senior Subordinated Notes. The Indentures were amended to modify the anti-layering covenant and related definition of "senior indebtedness" in the Indentures and to increase the amount of indebtedness permitted to be incurred under the Indenture dated May 31, 2000 by an additional $20 million. These amendments allowed Pliant Corporation to enter into the Amended and Restated Credit Agreement described below, which facility designates a portion of the indebtedness incurred thereunder as junior in right of payment to the balance of such indebtedness but all of which indebtedness is senior to the 13% Senior Subordinated Notes, and permit Pliant Corporation to utilize the maximum availability thereunder. The amendments were approved by the holders of approximately 58.81% of the 13% Senior Subordinated Notes issued in 2000 and approximately 65.59% of the Senior Subordinated Notes issued in 2002. Pliant Corporation paid a consent fee of twenty-five basis points to the consenting holders as consideration for granting such consents, resulting in an aggregate consent fee of $487,440.

On November 21, 2005, Pliant Corporation entered into an Amended and Restated Credit Agreement among Pliant Corporation, certain of its subsidiaries, General Electric Capital Corporation, as Domestic A Agent, Administrative Agent, Collateral Agent and a Lender, Morgan Stanley Senior Funding, Inc., as Domestic B Agent, Domestic B Revolving Loan Lead Arranger and Book Runner and a Lender, GE Capital Markets, Inc., as Domestic A Revolving Loan and Canadian Revolving Loan Lead Arranger and Book Runner, and GE Canada Finance Holding Company, as a Lender. The Amended and Restated Credit Agreement, provides up to $140 million of total availability, subject to the borrowing base described below, and includes a $25 million letter of credit sub-facility, with letters of credit reducing availability thereunder. The Amended and Restated Credit Agreement was funded on November 21, 2005 and replaces Pliant Corporation's prior credit facility, which was most recently amended on November 7, 2005.

The Amended and Restated Credit Agreement is secured by a first priority security interest in substantially all of Pliant Corporation's inventory, receivables and deposit accounts, 100% of the capital stock of, or other equity interests in, Pliant Corporation's existing and future domestic subsidiaries, 65% of the capital stock of, or other equity interests in, Pliant Corporation's existing and future first-tier foreign subsidiaries, investment property and certain other assets of Pliant Corporation and its subsidiaries party to the Amended and Restated Credit Agreement, and a second-priority security interest in Pliant Corporation's real property, fixtures, equipment, intellectual property and other assets. The Amended and Restated Credit Agreement will mature on May 21, 2007. The interest rates are (i) on $20 million outstanding under the Amended and Restated Credit Agreement, LIBOR plus 6.50% or Index Rate (either prime rate or .50% over the Federal Funds Rate, if higher) plus 5.25% and (ii) on additional amounts outstanding, LIBOR plus 2.75% or Index Rate plus 1.50%. The commitment fee for the unused portion of the Amended and Restated Credit Agreement is 0.50% per annum. The borrowing base under the Amended and Restated Credit Agreement is based on specified percentages of Pliant Corporation's eligible accounts receivable, finished goods inventory and raw material inventory minus $10 million and other reserves. The Amended and Restated Credit Agreement requires Pliant Corporation to comply with a monthly minimum fixed charge coverage ratio.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On November 17, 2005, Pliant Corporation entered into a Second Supplemental Indenture with respect to each of the Indentures, dated May 31, 2000 and April 10, 2002, as amended, among Pliant Corporation, certain subsidiaries of Pliant Corporation and The Bank of New York, as trustee, governing Pliant Corporation's 13% Senior Subordinated Notes. The Indentures were amended to modify the anti-layering covenant and related definition of "senior indebtedness" in the Indentures and to increase the amount of indebtedness permitted to be incurred under the Indenture dated May 31, 2000 by an additional $20 million. These amendments allowed Pliant Corporation to enter into the Amended and Restated Credit Agreement described below, which facility designates a portion of the indebtedness incurred thereunder as junior in right of payment to the balance of such indebtedness but all of which indebtedness is senior to the 13% Senior Subordinated Notes, and permit Pliant Corporation to utilize the maximum availability thereunder. The amendments were approved by the holders of approximately 58.81% of the 13% Senior Subordinated Notes issued in 2000 and approximately 65.59% of the Senior Subordinated Notes issued in 2002. Pliant Corporation paid a consent fee of twenty-five basis points to the consenting holders as consideration for granting such consent, resulting in an aggregate consent fee of $487,440.



ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(c) The following items are included as Exhibits to this report:

4.1 Second Supplemental Indenture, dated as of November 17, 2005, among Pliant Corporation, as issuer, certain subsidiaries of Pliant Corporation, as guarantors, and The Bank of New York, as trustee, amending the Indenture, dated May 31, 2000 and thereafter amended, among such parties with respect to Pliant Corporation's 13% Senior Subordinated Notes.

4.2 Second Supplemental Indenture, dated as of November 17, 2005, among Pliant Corporation, as issuer, certain subsidiaries of Pliant Corporation, as guarantors, and The Bank of New York, as trustee, amending the Indenture, dated April 10, 2002 and thereafter amended, among such parties with respect to Pliant Corporation's 13% Senior Subordinated Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   PLIANT CORPORATION

Date:  November  22, 2005                          By:  /s/ Joseph Kwederis
                                                      ---------------------
                                                   Joseph Kwederis
                                                   Senior Vice President and
                                                   Chief Financial Officer